Exhibit 10.4

This instrument was prepared by, and after Recording should be returned to: Ronald L. Comes McGrath North Mullin & Kratz, PC LLO 1601 Dodge Street, Suite 3700 Omaha, NE 68102 Phone: 402-341-3070	Tax statements should be sent to: Illinois Corn Processing, LLC 400 Capitol Mall, Suite 2060 Sacramento, CA 95814 Attention: Bryon McGregor Phone: 916-403-2710

Illinois Future Advance Real Estate Mortgage

Made By

ILLINOIS CORN PROCESSING, LLC

400 CapitOl Mall, Suite 2060

Sacramento, ca 95814

as Mortgagor

in favor of

CoBANK, ACB

as agent for and on behalf of

COMPEER FINANCIAL, PCA

as Mortgagee

Dated as of

September 15, 2017

THIS INSTRUMENT CONSTITUTES A LIEN ON ALL AFTER ACQUIRED PROPERTY OF THE MORTGAGOR.

THIS INSTRUMENT CONTAINS FUTURE ADVANCE PROVISIONS.

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THIS Illinois Future Advance Real Estate Mortgage, dated as of September 15, 2017, is made by ILLINOIS CORN PROCESSING, LLC, 400 Capitol Mall, Suite 2060, Sacramento, CA 95814 (hereinafter called the "Mortgagor"), a limited liability company existing under the laws of the State of Delaware in favor of CoBANK, ACB, in its capacity as agent for and on behalf of Compeer Financial, PCA (hereinafter called the "Mortgagee"), a federally-chartered instrumentality of the United States.

ARTICLE I.

DEFINITIONS

Section 1.01. Definitions. In addition to the terms defined elsewhere in this Mortgage, the following terms shall have the meanings specified in this Section 1.01, unless the context clearly requires otherwise. The terms defined herein include the plural as well as the singular. Accounting terms used in this Mortgage but not otherwise defined herein shall have the meanings they have under GAAP.

Credit Agreements shall mean all agreements, instruments and documents between the Mortgagor and the Mortgagee or executed by the Mortgagor in favor of the Mortgagee which evidence or relate to the Obligations, whether now existing or hereafter entered into, and all amendments, supplements and restatements thereof.

Environmental Law shall have the meaning specified in Section 3.13.

Event of Default shall have the meaning specified in Section 4.01.

GAAP shall mean generally accepted accounting principles as established by the American Institute of Certified Public Accountants.

Hazardous Materials shall have the meaning specified in Section 3.13.

Lender shall mean Compeer Financial, PCA

Lien shall mean any statutory or common law consensual or non-consensual mortgage, pledge, grant, security title or interest, lien, encumbrance or charge of any kind against property, including, without limitation, any conditional sale or other title retention transaction, and any lease transaction in the nature of a security interest.

Maturity Date shall mean the maturity date(s) of the Obligations secured by this Illinois Future Advance Real Estate Mortgage, as set forth in Exhibit “B” hereto.

Maximum Debt Limit shall mean $84,000,000 at any one time outstanding.

Mortgage shall mean this Illinois Future Advance Real Estate Mortgage, as it may be amended or supplemented from time to time.

Mortgaged Property shall have the meaning specified in Section 2.01.

Mortgagee shall mean CoBank, ACB, in its capacity as agent for and on behalf of Compeer Financial, PCA.

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Obligations shall mean all indebtedness and other obligations of the Mortgagor to the Lender and CoBank, ACB of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all future advances, future obligations, indebtedness under all loans, advances and other extensions of credit made to or for the account of the Mortgagor, including without limitation the promissory note(s) that are more particularly identified on Exhibit “B” hereto, and including without limitation, obligations under Interest Rate Agreements (as defined below), and all covenants, agreements and provisions contained in this Mortgage and in any of the Credit Agreements. As used in this Mortgage, “Interest Rate Agreement” means any interest rate swap, hedge, cap, collar or similar agreement, including any master agreement published by the International Swap and Derivatives Association, Inc., between the Mortgagor and the Mortgagee, designed to protect the Mortgagor from fluctuations in interest rates.

Permitted Encumbrances shall mean:

(i)       as to the real property specifically described in Exhibit “A” hereto, the restrictions, exceptions, reservations, conditions, limitations, interests and other matters which are set forth or referred to in the descriptions of such real property; and

(ii)       as to all Mortgaged Property, any Lien permitted under the Credit Agreements.

Potential Default shall mean the occurrence of any event which with the giving of notice and/or the passage of time and/or the occurrence of any other condition would ripen into an Event of Default.

ARTICLE II.

GRANTING CLAUSES

Section 2.01. Granting Clauses. In order to secure the repayment of the Obligations, whether such Obligations are made pursuant to a commitment, made at the option of the Lender, made after a reduction to zero or other balance, or made otherwise, up to the Maximum Debt Limit, and to declare the terms and conditions upon which the Obligations are to be secured, the Mortgagor, in consideration of the premises, does hereby grant, bargain, sell, alienate, convey, assign, transfer, mortgage, warrant, hypothecate, pledge, set over and confirm unto the Mortgagee, and its respective assigns the following (all of which are hereinafter collectively called the "Mortgaged Property"):

All right, title and interest of the Mortgagor in and to those fee and leasehold estates in real property described in Exhibit "A" hereto, subject in each case to those matters set forth in such Exhibit, together with all buildings, improvements, fixed assets, personalty and fixtures (collectively, “Improvements”), now or in the future annexed, affixed or attached to said real property and/or Improvements; and

All right, title and interest of the Mortgagor in, to and under any and all grants, privileges, rights of way, easements and other similar interests now owned, held, leased, enjoyed or exercised, or which may hereafter be owned, held, leased, acquired, enjoyed or exercised, by the Mortgagor for the purposes of, or in connection with the real property described in Exhibit “A” hereto or the construction, acquisition, ownership, use or operation by or on behalf of the Mortgagor of all Improvements, wherever located.

TOGETHER WITH all tenements, hereditaments and appurtenances belonging or otherwise pertaining to the Mortgaged Property or any part thereof, with all reversions, remainders, rents, income, revenues, profits, cash, proceeds, products and benefits at any time derived, received or had from any or all of the Mortgaged Property and all deposits or other accounts into which the same may be deposited.

TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee and its respective assigns forever, to secure the payment and performance of the Obligations, including, without limitation, the due performance of the covenants, agreements and provisions herein contained, and for the uses and purposes and upon the terms, conditions, provisos and agreements hereinafter expressed and declared.

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ARTICLE III.

PARTICULAR REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants and, except as otherwise permitted by the Mortgagee, covenants with the Mortgagee as follows:

Section 3.01. Authority to Execute and Deliver this Mortgage; All Action Taken; Enforceable Obligations. The Mortgagor is authorized under its articles of incorporation and bylaws or other applicable organizational documents and all applicable laws and by corporate or organizational action to execute and deliver this Mortgage; and this Mortgage is, and any amendment, supplement or restatement of this Mortgage, when executed and delivered will be, the legal, valid and binding obligations of the Mortgagor which are enforceable in accordance with their respective terms.

Section 3.02. Authority to Mortgage Property; No Liens; Exception for Permitted Encumbrances; Mortgagor to Defend Title and Remove Liens. The Mortgagor has good and marketable title to all fee and leasehold estates in real property and good, right and lawful authority to mortgage the Mortgaged Property for the purposes herein expressed. The Mortgaged Property is free and clear of any Lien affecting the title thereto, except Permitted Encumbrances. The Mortgagor will, so long as any of the Obligations shall remain unpaid, maintain and preserve the Lien of this Mortgage superior to all other Liens, other than Permitted Encumbrances, and will forever warrant and defend the title to the Mortgaged Property against any and all claims and demands.

Section 3.03. No Encumbrances on Mortgaged Property. The Mortgagor will not create, incur, suffer or permit to exist any Lien on any of the Mortgaged Property, except for Permitted Encumbrances. Except for claims giving rise to Permitted Encumbrances, the Mortgagor will promptly pay or discharge any and all obligations for or on account of which any such Lien might exist.

Section 3.04. Sale or Transfer of Mortgaged Property. The Mortgagor shall not sell, lease or transfer any of the Mortgaged Property to any person or entity except as permitted in the Credit Agreements.

Section 3.05. Payment of Obligations. The Mortgagor will duly and punctually pay all amounts due under the Obligations, at the dates and places and in the manner provided in all Credit Agreements, and all other sums becoming due hereunder.

Section 3.06. Preservation of Franchises and Compliance with Laws. The Mortgagor will take or cause to be taken all such action as may from time to time be necessary to obtain, preserve and renew all franchises, rights of way, easements, permits, and licenses now or hereafter granted or upon it conferred necessary to the operations of the Mortgagor, and will comply in all material respects with all laws, ordinances, regulations, and requirements applicable to it or the Mortgaged Property.

Section 3.07. Maintenance of Mortgaged Property. Except as permitted in the Credit Agreement, the Mortgagor will at all times maintain and preserve the Mortgaged Property and each and every material part and parcel thereof in good repair, working order and condition, ordinary wear and tear excepted, and in material compliance with all applicable laws, ordinances, regulations, and requirements, and will from time to time make all needed and proper repairs, renewals, and replacements, and useful and proper alterations, additions, betterments and improvements, and will, subject to contingencies beyond its reasonable control, at all times keep its plant and properties in continuous operating condition.

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Section 3.08. Insurance; Restoration of Damaged Mortgaged Property. The Mortgagor will maintain insurance as required by the Credit Agreements. In the event of damage to or the destruction or loss of any portion of the Mortgaged Property, unless the Mortgagee shall otherwise agree, the Mortgagor shall replace or restore such damaged, destroyed or lost portion so that the Mortgaged Property shall be in substantially the same condition as it was in prior to such damage, destruction or loss. Provided no Potential Default or Event of Default then exists, the Mortgagee shall provide to the Mortgagor any insurance proceeds received by the Mortgagee upon such reasonable terms and conditions as the Mortgagee may require to ensure that such proceeds are used for the foregoing purpose and that such required replacement or restoration will be completed. The Mortgagor shall replace the lost portion of the Mortgaged Property or shall commence such restoration promptly after such damage, destruction or loss shall have occurred and shall complete such replacement or restoration as expeditiously as practicable, and shall pay or cause to be paid, out of the proceeds of such insurance or otherwise, all costs and expenses in connection therewith so that such replacement or restoration shall be so completed that the portion of the Mortgaged Property so replaced or restored shall be free and clear of all Liens, except for Permitted Encumbrances. At the request of the Mortgagee, the Mortgagor shall exercise such rights and remedies which it may have under any insurance policy or fidelity bond and which may be designated by the Mortgagee. In the event the Mortgagor fails to take any action requested or required under this Section 3.08, the Mortgagee may take any such action and make, execute and record any such instruments and documents for and in the name of the Mortgagor, and the Mortgagor hereby irrevocably appoints the Mortgagee as its attorney-in-fact to take such actions, which appointment is coupled with an interest and irrevocable. Mortgagor shall pay all reasonable costs and expenses incurred by the Mortgagee in connection with such exercise.

The following notice is given pursuant to the Illinois Collateral Protection Act. For the purpose of this Section 3.08, the terms “you” and “your” shall refer to the Mortgagor and the terms “we” and “us” shall refer to the Mortgagee. UNLESS YOU PROVIDE US WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING US WITH EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. If WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

Section 3.09. Lender Right to Expend Money to Protect Mortgaged Property. From time to time, the Lender may, in its sole discretion, but shall not be obligated to, advance funds on behalf of the Mortgagor, in order to ensure compliance with any covenant or agreement of the Mortgagor made in or pursuant to this Mortgage or any of the Credit Agreements, to preserve or protect any right or interest of the Mortgagee in the Mortgaged Property or under or pursuant to this Mortgage or any of the Credit Agreements, including, without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Mortgaged Property or other property or assets of the Mortgagor (other than Permitted Encumbrances); provided, however, that the making of any such advance by the Lender shall not constitute a waiver by the Lender or Mortgagee of any Event of Default with respect to which such advance is made nor excuse the Mortgagor from any performance required hereunder. The Mortgagor shall pay to the Lender upon demand all such advances made by the Lender with interest thereon at a rate equal at all times to 4% per annum above the Mortgagee’s “CoBank Base Rate”. For purposes hereof, the CoBank Base Rate shall mean the rate of interest established by the Mortgagee from time to time as its CoBank Base Rate, which rate is intended by the Mortgagee to be a reference rate and not its lowest rate. All such advances and accrued interest shall be secured by this Mortgage.

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Section 3.10. Further Assurances. Upon the request of the Mortgagee, the Mortgagor shall promptly do all acts and things, including the execution, acknowledgment and delivery of such amendments hereto and other instruments and documents as the Mortgagee may reasonably request, to enable the Mortgagee to perfect and maintain the Lien of this Mortgage and/or the Mortgagee’s rights and remedies hereunder. The Mortgagor shall notify the Mortgagee promptly upon the acquisition of any fee or leasehold estate in real property and, to the extent required under the Credit Agreement, shall execute and record such amendments or supplements to this Mortgage or other documents or instruments as are necessary or appropriate to subject such real property to the Lien of this Mortgage and shall deliver such executed and recorded amendments or supplements or other documents or instruments to the Mortgagee. In the event the Mortgagor fails to take any action requested or required under this Section 3.10, the Mortgagee may take any such action and make, execute and record any such instruments and documents for and in the name of the Mortgagor, and the Mortgagor hereby irrevocably appoints the Mortgagee as its attorney-in-fact to take such actions, which appointment is coupled with an interest and irrevocable. Mortgagor shall pay all reasonable costs and expenses incurred by the Mortgagee in connection with such exercise.

Section 3.11. Condemnation, Etc. In the event that the Mortgaged Property or any part thereof shall be taken under the power of eminent domain or like power, then, unless the Mortgagee otherwise consents, all proceeds and avails thereof shall be applied by the Mortgagor to the prepayment of the Obligations (such prepayments to be applied in such order and manner as the Mortgagee may, in its sole discretion, elect); provided, however, Mortgagee’s consent to use of proceeds shall not be unreasonably delayed, conditioned or withheld in the event of partial condemnation if no Event of Default is outstanding and Borrower applies the proceeds to remedy the condition of the Trust Estate caused by the partial condemnation.

Section 3.12. Conflict with Mortgage Terms. The provisions of this Mortgage and the Credit Agreements shall be cumulative and not mutually exclusive, notwithstanding any inconsistencies. In the event of irreconcilable inconsistency between the provisions of this Mortgage and the primary Credit Agreement, the provisions of the primary Credit Agreement shall control, except with respect to the remedies provided in this Mortgage.

Section 3.13. Environmental Representations, Warranties and Covenants. The Mortgagor makes the following representations, warranties and covenants, all of which are subject to (i) any exceptions that the Mortgagor may have previously disclosed in writing to the Mortgagee, (ii) the extent that they deal with representations of fact, are based on the Mortgagor’s present knowledge, arrived at after reasonable inquiry and (iii) qualifications otherwise provided in the Environmental Indemnity and Reimbursement Agreement of same date.

(A)       Use of the Mortgaged Property.

(1)       The Mortgagor shall: (a) use, handle, transport or store Hazardous Materials as defined under any Environmental Law (both as hereinafter defined); and (b) store or treat non-hazardous wastes: (i) in a good and prudent manner in the ordinary course of business; and (ii) in compliance with all applicable Environmental Laws.

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(2)       The Mortgagor shall not conduct or allow to be conducted, in violation of any Environmental Law, any business, operations or activity on the Mortgaged Property, or, except in strict compliance with applicable law, employ or use the Mortgaged Property to generate, use, handle, manufacture, treat, store, process, transport or dispose of any Hazardous Materials, or any other substance which is prohibited, controlled or regulated under applicable law. The Mortgagor shall not use the Mortgaged Property in a way that poses a threat or nuisance to public safety, health or the environment, or cause or allow to be caused a known or suspected release of Hazardous Materials, on, under, or from the Mortgaged Property.

(3)       The Mortgagor shall not do or permit any act or thing, business or operation that poses an unreasonable risk of harm, or impairs or may impair the value of the Mortgaged Property or any part thereof.

(B)       Condition of the Mortgaged Property.

(1)       The Mortgagor shall take all appropriate response actions, including any removal and remedial actions, in the event of a release, emission, discharge or disposal of Hazardous Materials in, on, under, or about the Mortgaged Property, so as to remain in compliance with all Environmental Laws.

(2)       All underground tanks, wells, septic tanks, ponds, pits, or any other storage tanks (whether currently in use or abandoned) on the Mortgaged Property, if any, are, as of the date hereof, maintained in compliance with all applicable Environmental Laws.

(C)       Notice of Environmental Problems or Litigation. Neither the Mortgagor nor any of its tenants have given, nor were they required to give, nor have they received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (1) the Mortgagor and/or any of its tenants have violated, or are about to violate, any Environmental Law, judgment or order; (2) there has been a release, or there is a threat of release, of Hazardous Materials from the Mortgaged Property; (3) the Mortgagor and/or any of its tenants may be or are liable, in whole or in part, for the costs of cleaning up, remediating, removing or responding to a release or a threatened release of Hazardous Materials; or (4) the Mortgaged Property is subject to a Lien in favor of any governmental entity for any liability, costs or damages, under any Environmental Law arising from, or costs incurred by such governmental entity in response to, a release or a threatened release of a Hazardous Material. The Mortgagor further represents and warrants that no conditions currently exist or are currently reasonably foreseeable that would subject the Mortgagor to any such investigation, litigation, administrative enforcement or to any damages, penalties, injunctive relief, or cleanup costs under any Environmental Law. Upon receipt of any such notice, the Mortgagor and its tenants shall immediately provide a copy to the Mortgagee.

(D)       Right of Inspection. The Mortgagor hereby grants, and will cause any of its tenants to grant, to the Mortgagee, its agents, attorneys, employees, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the Mortgaged Property and facilities thereon, and perform such tests, including without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the Mortgaged Property, as the Mortgagee, in its sole discretion, determines are necessary to protect its security interest; provided, however, that under no circumstances shall the Mortgagee be obligated to perform such inspections or tests.

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(E)        Indemnity. The Mortgagor agrees to indemnify and hold the Lender and Mortgagee, their directors, employees, agents, and their successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, judgments, administrative orders, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including without limitation attorney’s fees and expenses) arising directly or indirectly, in whole or in part, out of any failure of the Mortgagor to comply with the environmental representations, warranties, and covenants contained herein.

(F)       Continuation of Representations, Warranties, Covenants and Indemnities. The Mortgagor’s representations, warranties, covenants, and indemnities contained herein shall survive the occurrence of any event whatsoever, including, without limitation, the satisfaction of the Obligations secured hereby, the reconveyance or foreclosure of this Mortgage, the acceptance by the Mortgagee of a deed in lieu of foreclosure, or any transfer or abandonment of the Mortgaged Property.

(G)       Corrective Action. In the event the Mortgagor is in breach of any of its representations, warranties or agreements as set forth above, then, without limiting the Mortgagee’s other rights hereunder, the Mortgagor, at its sole expense, shall take all actions required, including, without limitation, environmental cleanup of the Mortgaged Property, to comply with the representations, warranties, and covenants contained herein and with all applicable legal requirements and, in any event, shall take all actions deemed necessary under all applicable Environmental Laws.

(H)       Hazardous Materials Defined. The term “Hazardous Materials” shall mean dangerous, toxic, or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Law.

(I)        Environmental Law Defined. The term “Environmental Law” shall mean any federal, state or local laws, statute, ordinance, rule, regulation, administration order, or permit now in effect or hereinafter enacted, pertaining to the public health, safety, industrial hygiene, or the environmental conditions on, under or about the Mortgaged Property.

ARTICLE IV.

EVENTS OF DEFAULT AND

REMEDIES OF THE MORTGAGEE

Section 4.01. Events of Default. Each of the following shall be an "Event of Default":

(A)       default shall be made in the payment of any amount due under any Obligation;

(B)       default shall be made in the due observance or performance of any of the covenants, conditions or agreements on the part of the Mortgagor, and, if such default shall be under Sections 3.06, 3.07, or 3.08 hereof, such default shall continue for a period of thirty (30) days after written notice specifying such default and requiring the same to be remedied shall have been given to the Mortgagor by the Lender or Mortgagee;

(C)       any representation or warranty made by the Mortgagor herein, or in any certificate, instrument or document delivered hereunder, shall prove to be false or misleading in any material respect on or as of the date made;

(D)       an “Event of Default” shall have occurred under any Credit Agreement; and

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(E)       an event of damage, destruction or loss or a taking under the power of eminent domain or like power (or transfer in lieu of such taking) shall have had, in the judgment of the Mortgagee, a material adverse effect on the ability of the Mortgagor to pay or perform the Obligations.

Section 4.02. Acceleration of Maturity. If an Event of Default shall have occurred and be continuing, the Lender or Mortgagee may declare the Obligations to be due and payable immediately by a notice in writing from Lender or Mortgagee to the Mortgagor, and upon such declaration, all Obligations shall become due and payable immediately, anything contained herein or in the Credit Agreements to the contrary notwithstanding.

Section 4.03. Remedies of the Lender and Mortgagee. If one or more Events of Default shall occur and be continuing, the Lender and Mortgagee (personally or by attorney), in their discretion, may:

(A)       take immediate possession of the Mortgaged Property, collect and receive all credits, outstanding accounts and bills receivable of the Mortgagor and all rents, income, revenues, profits and proceeds pertaining to or arising from the Mortgaged Property, or any part thereof, whether then past due or accruing thereafter, and issue binding receipts therefor; and manage, control and operate the Mortgaged Property as fully as the Mortgagor might do if in possession thereof, including, without limitation, the making of all repairs or replacements deemed necessary or advisable;

(B)       proceed to protect and enforce the rights of the Mortgagor and the rights of the Lender or Mortgagee by suits or actions in equity or at law in any court or courts of competent jurisdiction, whether for specific performance of any covenant or any agreement contained herein or in any Credit Agreement or in aid of the execution of any power herein granted or for the foreclosure hereof or hereunder or for the sale of the Mortgaged Property, or any part thereof, or to collect the debts hereby secured or for the enforcement of such other or additional appropriate legal or equitable remedies as may be deemed necessary or advisable to protect and enforce the rights and remedies herein granted or conferred, and in the event of the institution of any such action or suit, the Mortgagee shall have the right to have appointed a receiver of the Mortgaged Property and of all rents, income, revenues, profits and proceeds pertaining thereto or arising therefrom, whether then past due or accruing after the appointment of such receiver, derived, received or had from the time of the commencement of such suit or action, and such receiver shall have all the usual powers and duties of receivers in like and similar cases, to the fullest extent permitted by law, and if application shall be made for the appointment of a receiver, the Mortgagor hereby expressly consents that the court to which such application shall be made may make said appointment ex parte;

(C)       immediately foreclose this Mortgage and, in any foreclosure proceeding the court shall, upon application, at once, and without notice to Mortgagor, or any party claiming under said Mortgagor, and without giving bond on such application (such notice and bond being hereby expressly waived) and also without reference to the then value of the Mortgaged Property, to the use of said Mortgaged Property as a homestead, or to the solvency or insolvency of any person liable for any of the Obligations secured hereby, appoint a receiver for the benefit of the legal holder of the Obligations secured hereby, to take possession of the Mortgaged Property, with power to collect rents, issues, and profits of the Mortgaged Property, then due or to become due, during the pendency of such foreclosure suit, and until the time to redeem the same shall expire (such rents, issues and profits being hereby expressly assigned and pledged as additional security for the payment of the Obligations secured by this Mortgage); this provision for appointment of a receiver being expressly a condition upon which the loan hereby secured was made; and Mortgagor hereby further consents that said receiver may, out of the said rents, pay prior or subordinate liens, the taxes, assessments, water rates and insurance on Mortgaged Property, then due or unpaid or accruing whether before or after the filing of such bill, and for any necessary repairs thereon, and management and rental fees and any other proper charges, and the amount of any deficiency decree; provided that, in case of any default or breach, as aforesaid, as a concurrent (and not alternative or exclusive) remedy and measure for making effective the terms provisions and purposes hereof, it shall be lawful for Mortgagee, its agent or attorney forthwith (either with or without process of law, forcibly or otherwise) to enter upon and take possession of said Mortgaged Property and to expel and remove any person, goods or chattels, occupying or upon the same, to collect and to receive all the rents, issues and profits therefrom, from time to time, to manage and control the same and make all necessary repairs, and lease the same or any part thereof at such rentals as in its sole discretion it may deem just and reasonable, and after deducting all reasonable attorneys’ fees and all expenses incurred in the protection, care, repair and management of said Mortgaged Property, apply the remaining income upon the Obligations hereby secured in the same manner as is hereafter provided upon the sale of said Mortgaged Property under foreclosure; and said Mortgagor hereby expressly releases and waives any and all right to possession, control or management of the Mortgaged Property, or to the rents, issues and profits therefrom, after any default or breach of the terms or provisions of this Mortgage and said Mortgagor hereby further expressly releases and waives any and all damages and claims for damages occasioned by such expulsion; and

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(D)       sell or cause to be sold all of the Mortgaged Property or any part thereof, and all right, title, interest, claim and demand of the Mortgagor therein or thereto, at public auction at such place in any county in which the property to be sold, or any part thereof, is located, at such time, upon such notice, and upon such terms as may be specified in a notice of sale, which shall state the time when and the place where the sale is to be held, shall contain a brief description of the property to be sold, and shall be given by mailing a copy thereof to the Mortgagor at least fifteen (15) days prior to the date fixed for such sale and by publishing the same once in each week for two successive calendar weeks prior to the date of such sale in a newspaper of general circulation published in said county or, if no such newspaper is published in such county, in a newspaper of general circulation in such county, the first such publication to be not less than fifteen (15) days nor more than thirty (30) days prior to the date fixed for such sale. Any sale to be made under this Section 4.03(D) may be adjourned from time to time by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and without further notice or publication the sale may be had at the time and place to which the same shall be adjourned. Notwithstanding the foregoing, in the event another or different notice of sale or another or different manner of conducting the same shall be required by law, the notice of sale shall be given or the sale be conducted, as the case may be, in accordance with the applicable provisions of law. The costs and expenses incurred by the Mortgagee (including, but not limited to, receiver's fees, counsel fees, cost of advertisement and agents' compensation) in the exercise of any of the remedies provided in this Mortgage shall be secured by this Mortgage.

Section 4.04. Application of Proceeds from Remedial Actions. Any proceeds or funds arising from the exercise of any rights or the enforcement of any remedies herein provided after the payment or provision for the payment of any and all costs and expenses in connection with the exercise of such rights or the enforcement of such remedies shall be applied to the Obligations in such order and manner as the Mortgagee shall elect in its sole discretion, and the balance, if any, shall be paid to whomsoever shall be entitled thereto.

Section 4.05. Remedies Cumulative; No Election. Every right or remedy herein conferred upon or reserved to the Lender and Mortgagee shall be cumulative and shall be in addition to every other right and remedy given hereunder or under any Credit Agreement or now or hereafter existing at law, or in equity, or by statute. The pursuit of any right or remedy shall not be construed as an election.

Section 4.06. Waiver of Appraisement Rights. The Mortgagor, for itself and all who may claim through or under it, covenants that it will not at any time insist upon or plead, or in any manner whatever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Mortgaged Property may be situated, in order to prevent, delay or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property, or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser or purchasers thereat, and the Mortgagor, for itself and all who may claim through or under it, hereby waives the benefit of all such laws unless such waiver shall be forbidden by law.

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ARTICLE V.

POSSESSION UNTIL DEFAULT; SATISFACTION

Section 5.01. Possession Until Default. Until one or more Events of Default shall have occurred, the Mortgagor shall be permitted to retain actual possession of the Mortgaged Property, and to manage, operate and use the same and any part thereof, with the rights and franchises appertaining thereto, including, without limitation, to collect, receive, take, use and enjoy the rents, revenues, issues, earnings, income, products, profits and proceeds thereof or therefrom, subject to the provisions of this Mortgage.

Section 5.02. Satisfaction. If the Mortgagor shall well and truly pay or cause to be paid the Obligations at the times and in the manner provided in the Credit Agreements, and shall also pay or cause to be paid all other sums payable by the Mortgagor hereunder, and shall keep and perform all covenants herein and in all Credit Agreements required to be kept and performed by it, and there are no further obligations to make advances to the Mortgagor under any of the Credit Agreements, then and in that case, all property, rights and interest hereby conveyed or assigned or pledged shall, upon the written request of the Mortgagor, revert to the Mortgagor and the estate, right, title and interest of the Mortgagee shall thereupon cease, determine and become void, and the Mortgagee, in such case, at the Mortgagee’s cost and expense, shall enter satisfaction of this Mortgage upon the record.

ARTICLE VI.

MISCELLANEOUS

Section 6.01. Property Deemed Real Property. It is hereby declared to be the intention of the Mortgagor that all the Mortgaged Property, including, without limitation, all rights of way and easements granted or given to the Mortgagor or obtained by it to use real property in connection with the construction, acquisition, ownership, use or operation of the Improvements, and all other property physically attached to any of the foregoing, including fixtures now or in the future attached to any of the foregoing, shall be deemed to be real property.

Section 6.02. Mortgage to Bind and Benefit Successors and Assigns. All of the covenants, stipulations, promises, undertakings and agreements herein contained by or on behalf of the Mortgagor shall bind its successors and assigns, whether so specified or not, and all titles, rights and remedies hereby granted to or conferred upon the Mortgagee shall pass to and inure to the benefit of the successors and assigns of the Mortgagee. The Mortgagor hereby agrees to execute such consents, acknowledgments and other instruments as may be requested by the Mortgagee in connection with the assignment, transfer, mortgage, hypothecation or pledge of the rights or interests of the Mortgagee hereunder or under the Credit Agreements or in and to any of the Mortgaged Property.

Section 6.03. Headings. The descriptive headings of the various articles and sections of this Mortgage were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

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Section 6.04. Notices. All demands, notices, reports, approvals, designations or directions required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given if sent by registered or certified mail, postage prepaid, or delivered by hand, or sent by facsimile transmission, receipt confirmed, addressed to the proper party or parties at the following address:

As to the Mortgagor:	Illinois Corn Processing, LLC c/o Pacific Ethanol, Inc. 400 Capitol Mall, Suite 2060 Sacramento, CA 95814
Attention: Chief Financial Officer
Fax No: 916-403-2785
Email: bmcgregor@pacificethanol.com

With copy to:	Pacific Ethanol, Inc. 400 Capital Mall, Suite 2060 Sacramento, CA 95814
Attention: General Counsel
Fax No.: 916-403-2785
Email: cwright@pacificethanol.com

With copy to:	Troutman Sanders, LLP 5 Park Plaza, Suite 1400 Irvine, California 92614
	Attention:	Larry Cerutti, Esq.
Martin Taylor, Esq.
Fax No: 949-769-2078
	Email:	Larry.Cerutti@troutmansanders.com
Martin.Taylor@troutmansanders.com

As to the Mortgagee:	CoBank, ACB
6340 South Fiddlers Green Circle
Greenwood Village, CO 80111
Attention: Credit Information Services
Fax No.: 303-224-6101

Either such party may from time to time designate to each other a new address to which demands, notices, reports, approvals, designations or directions may be addressed, and from and after any such designation, the address designated shall be deemed to be the address of such party in lieu of the address given above.

Section 6.05. Severability. The invalidity of any one or more phrases, clauses, sentences, paragraphs or provisions of this Mortgage shall not affect the remaining portions hereof.

Section 6.06. Governing Law. The effect and meaning of this Mortgage, and the rights of all parties hereunder, shall be governed by, and construed according to, the laws of the State of Illinois, except to the extent governed by federal law.

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Section 6.07. Indemnification by the Mortgagor of the Lender and Mortgagee. The Mortgagor agrees to indemnify and save harmless the Lender and Mortgagee against any liability or damages which the Lender or Mortgagee may incur or sustain in the exercise and performance of its rightful powers and duties hereunder, including any liability or damages arising from the Mortgagor's failure to comply with any Environmental Law or the like applicable to the Mortgaged Property. For such indemnity, the Lender and Mortgagee shall be secured under this Mortgage in the same manner as the Obligations and all amounts payable under this Section shall be paid to the Mortgagee with interest at the rate specified in Section 3.09. The Mortgagor’s obligations under this Section shall survive the exercise by the Lender and Mortgagee of their rights and remedies hereunder, any foreclosure on all or any part of the Mortgaged Property and the cancellation or satisfaction of this Mortgage.

Section 6.08. Loan Advances of a Revolving Credit Arrangement. This Mortgage is given for the purpose of securing loan advances which Lender may make to or for Mortgagor pursuant to the Credit Agreements. The parties hereby intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances made after this Mortgage is delivered to the Recorder of Deeds, Tazewell County, Illinois, whether made pursuant to an obligation of Lender or otherwise, provided that such advances are within twenty (20) years from the date hereof, and, in such event, such advances shall be secured to the same extent as if such future advances were made on the date hereof, although there may be no indebtedness at the time such advance is made.

[Signatures follow on next page.]

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IN WITNESS WHEREOF, Illinois Corn Processing, LLC, as Mortgagor, has caused this Illinois Future Advance Real Estate Mortgage to be signed in its name, all as of the day and year first above written.

Illinois Corn Processing, LLC, Mortgagor

By: /S/ BRYON T. MCGREGOR
Printed Name: Bryon T. McGregor
Title: Chief Financial Officer

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of ILLINOIS	)
County of Tazewell	)

On September 12, 2017 before me, Stephanie Altpeter                                                           , Notary Public, personally appeared Bryon T. McGregor, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /S/ STEPHANIE ALTPETER	(seal)

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CoBank, ACB, as agent for and on behalf of Compeer Financial, PCA, Mortgagee
By:/S/ CHABLEE RIVERA
Printed Name:	Chablee Rivera
Title:	Assistant Corporate Secretary

STATE OF COLORADO	)
)
COUNTY OF ARAPAHOE	)

The foregoing instrument was acknowledged before me this 12th day of September, 2017, by Chablee Rivera, as Assistant Corporate Secretary of CoBank, ACB, a federally-chartered instrumentality of the United States.

Witness my hand and official seal.

(SEAL)

By: /S/ WILLIAM LEBLANC III
Notary Public: William LeBlanc III

My commission expires: May 2, 2020

[Mortgage Signature Page]

EXHIBIT A -- REAL PROPERTY

1.	Legal descriptions of real property in which the Mortgagor has a fee estate:

TRACT I

A PART OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 9, AND A PART OF LOTS 6 AND

8 IN THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4, SAID LOTS 6 AND 8 BEING SHOWN ON PLAT RECORDED ON PAGE 57 OF PLAT BOOK "B", IN THE RECORDER'S OFFICE OF TAZEWELL COUNTY, ILLINOIS, ALL BEING IN TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, TAZEWELL COUNTY, ILLINOIS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER OF FRACTIONAL SECTION 9; THENCE SOUTH 89 DEGREES 29 MINUTES 14 SECONDS WEST, ALONG THE NORTH LINE OF SAID FRACTIONAL SECTION 9, A DISTANCE OF 1,629.48 FEET TO THE PLACE OF BEGINNING; THENCE FROM SAID PLACE OF BEGINNING SOUTH 20 DEGREES 05 MINUTES 14 SECONDS WEST A DISTANCE OF 13.41 FEET; THENCE SOUTH 86 DEGREES 48 MINUTES 22 SECONDS EAST A DISTANCE OF 267.42 FEET; THENCE SOUTH 00 DEGREES 56 MINUTES 03 SECONDS WEST A DISTANCE OF 159.82 FEET TO THE NORTH LINE OF THE QUAKER OATS COMPANY BY DEED RECORDED IN BOOK 2045, PAGE 72, OF THE TAZEWELL COUNTY RECORDER'S OFFICE; THENCE SOUTH 89 DEGREES 27 MINUTES 16 SECONDS WEST ALONG SAID NORTH LINE A DISTANCE OF 104.33 FEET; THENCE SOUTH 00 DEGREES 56 MINUTES 03 SECONDS WEST ALONG THE WEST LINE OF THE QUAKER OATS COMPANY PROPERTY AS DESCRIBED IN AFOREMENTIONED DEED, A DISTANCE OF 253.00 FEET TO THE SOUTH LINE OF THE AMERICAN DISTILLING COMPANY PROPERTY; THENCE SOUTH 89 DEGREES 27 MINUTES 16 SECONDS WEST ALONG THE SOUTH LINE OF THE AMERICAN DISTILLING PROPERTY, A DISTANCE OF 850.76 FEET TO THE SOUTHEAST CORNER OF A PARCEL CONVEYED BY THE AMERICAN DISTILLING COMPANY TO PEKIN RIVER AND WAREHOUSE TERMINAL, INC. BY DEED RECORDED IN BOOK 2351, PAGE 208, OF THE TAZEWELL COUNTY RECORDER'S OFFICE; THENCE NORTH 25 DEGREES 40 MINUTES 22 SECONDS WEST ALONG EASTERLY LINE OF SAID PARCEL, A DISTANCE OF 371.70 FEET, THENCE NORTH 00 DEGREES 02 MINUTES 54 SECONDS WEST ALONG EASTERLY LINE OF SAID PARCEL, A DISTANCE OF 106.63 FEET TO THE SOUTH LINE OF SAID FRACTIONAL SECTION 9; THENCE CONTINUING NORTH 00 DEGREES 02 MINUTES 54 SECONDS ALONG EASTERLY LINE OF SAID PARCEL 77.64 FEET TO THE NORTHERLY CORNER OF PEKIN RIVER AND WAREHOUSE TERMINAL INC. PROPERTY, AND ALSO BEING A POINT ON THE NORTHWESTERLY LINE OF LOT 8 AS RECORDED IN PLAT BOOK "B", PAGE 57, OF THE TAZEWELL COUNTY RECORDER'S OFFICE; THENCE NORTH 46 DEGREES 59 MINUTES 11 SECONDS EAST ALONG THE NORTHWESTERLY LINE, OF SAID LOT 8 A DISTANCE OF 1,110.92 FEET; THENCE SOUTH 43 DEGREES 00 MINUTES 54 SECONDS EAST A DISTANCE OF 280.47 FEET; THENCE SOUTH 42 DEGREES 00 MINUTES 08 SECONDS WEST, A DISTANCE OF 188.94 FEET; THENCE SOUTH 19 DEGREES 51 MINUTES 12 SECONDS WEST, A DISTANCE OF 276.07 FEET; THENCE SOUTH 69 DEGREES 54 MINUTES 46 SECONDS EAST, A DISTANCE OF 148.90 FEET; THENCE SOUTH 20 DEGREES 05 MINUTES 14 SECONDS WEST, A DISTANCE OF 182.59 FEET TO THE PLACE OF BEGINNING; SITUATE, LYING AND BEING IN THE COUNTY OF TAZEWELL AND STATE OF ILLINOIS.

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TRACT II:

A PART OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 9, AND A PART OF LOTS 6 AND 8 IN THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4, SAID LOTS 6 AND 8 BEING SHOWN ON PLAT RECORDED IN PAGE 57 OF PLAT BOOK "B" IN THE RECORDER'S OFFICE OF TAZEWELL COUNTY, ILLINOIS, ALL BEING IN TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, TAZEWELL COUNTY, ILLINOIS AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF SAID FRACTIONAL SECTION 4; THENCE SOUTH 89 DEGREES 29 MINUTES 14 SECONDS WEST, ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID FRACTIONAL SECTION 4, A DISTANCE OF 1,020.92 FEET TO A CONCRETE MONUMENT BEING THE PLACE OF BEGINNING FOR THE TRACT HEREIN BEING DESCRIBED; THENCE NORTH 37 DEGREES 03 MINUTES 04 SECONDS EAST A DISTANCE OF 1013.11 FEET; THENCE NORTH 57 DEGREES 55 MINUTES WEST A DISTANCE OF 292.65 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SOUTH FRONT STREET; THENCE NORTH 29 DEGREES 56 MINUTES 48 SECONDS EAST, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH FRONT STREET, A DISTANCE OF 481.39 FEET TO A CONCRETE MONUMENT; THENCE NORTH 46 DEGREES 54 MINUTES 36 SECONDS WEST A DISTANCE OF 263.31 FEET TO A POINT ON THE NORTHEASTERLY LINE OF LOT 6 AS RECORDED IN PLAT BOOK "B", PAGE 57, OF THE TAZEWELL COUNTY RECORDER'S OFFICE; THENCE NORTH 24 DEGREES 46 MINUTES 48 SECONDS WEST, ALONG THE NORTHEASTERLY LINE OF SAID LOT 6 A DISTANCE OF 35.6 FEET; THENCE NORTH 87 DEGREES 04 MINUTES 48 SECONDS WEST A DISTANCE OF 214.55 FEET TO A POINT ON THE NORTHWESTERLY LINE OF SAID LOT 6; SAID POINT BEING 200 FEET FROM THE NORTHERLY CORNER OF SAID LOT 6; THENCE SOUTH 46 DEGREES 59 MINUTES 11 SECONDS WEST, ALONG THE NORTHWESTERLY LINE OF SAID LOT 6 AND LOT 8 AS RECORDED IN PLAT BOOK "B", PAGE 57 OF THE TAZEWELL COUNTY RECORDER'S OFFICE, A DISTANCE OF 1,146.23 FEET TO THE NORTHERLY CORNER OF TRACT I PREVIOUSLY DESCRIBED; THENCE SOUTH 43 DEGREES 00 MINUTES 54 SECONDS EAST, ALONG SAID TRACT I, A DISTANCE OF 280.47 FEET; THENCE SOUTH 42 DEGREES 00 MINUTES 08 SECONDS WEST, A DISTANCE OF 188.94 FEET; THENCE SOUTH 19 DEGREES 51 MINUTES 12 SECONDS WEST, ALONG SAID TRACT I, A DISTANCE OF 276.07 FEET; THENCE SOUTH 69 DEGREES 54 MINUTES 46 SECONDS EAST, ALONG SAID TRACT I, A DISTANCE OF 148.90 FEET; THENCE SOUTH 20 DEGREES 05 MINUTES 14 SECONDS WEST, ALONG SAID TRACT I, A DISTANCE OF 196.00 FEET; THENCE SOUTH 86 DEGREES 48 MINUTES 22 SECONDS EAST, ALONG SAID TRACT I, A DISTANCE OF 267.42 FEET; THENCE SOUTH 00 DEGREES 56 MINUTES 03 SECONDS WEST, ALONG SAID TRACT I, A DISTANCE OF 159.82 FEET TO THE PROPERTY LINE OF QUAKER OATS COMPANY; THENCE NORTH 89 DEGREES 27 MINUTES 16 SECONDS EAST, ALONG SAID PROPERTY LINE A DISTANCE OF 345.67 FEET; THENCE NORTH 00 DEGREES 56 MINUTES 03 SECONDS EAST, ALONG SAID PROPERTY LINE, A DISTANCE OF 189.47 FEET TO THE PLACE OF BEGINNING, SITUATE, LYING AND BEING IN THE COUNTY OF TAZEWELL AND STATE OF ILLINOIS.

BEING THE SAME TRACT OF LAND DESCRIBED IN A TITLE REPORT PREPARED BY COMMONWEALTH LAND TITLE INSURANCE COMPANY, COMMITMENT NO. C25653421 DATED August 21, 2017.

B.       Legal descriptions of real property in which the Mortgagor has a leasehold estate:

           None.

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C.       Permitted Encumbrances:

1.	THAT PART OF TRACT 2 FALLING IN SOUTH FRONT STREET AS REFLECTED ON THE TAZEWELL COUNTY GIS MAP (WHICH MAY BE SOUTH FRONT STREET AS SHOWN ON PLAT RECORDED ON PAGE 57 OF PLAT BOOK "B") IS NOT ASSESSED FOR REAL ESTATE TAXES AND WE NOTE THE POSSIBLE LIEN OF BACK TAXES WHICH MAY BE LEVIED THEREON.

NOTE: PURSUANT TO 35 ILCS 200/9-260 THE LIEN OF SUCH BACK TAXES WOULD BE LIMITED TO THE YEAR IN WHICH NOTICE THEREOF IS GIVEN BY THE COUNTY ASSESSOR AND NOT MORE THAN 3 YEARS PRIOR TO SUCH YEAR.

EXCEPT AS TO SAID SOUTH FRONT STREET, THE LAND DESCRIBED IN THE LEGAL DESCRIPTION IN SCHEDULE A IS ASSESSED UNDER THE FOLLOWING TAX PARCEL NUMBERS, AND NO OTHERS:

04-10-04-400-002 (AFFECTS PART OF TRACT 1 AND OTHER PROPERTY, PART OF TRACT 2 AND OTHER PROPERTY)

10-10-09-200-001 (AFFECTS REMAINDER OF TRACT 1, AND OTHER PROPERTY)

10-10-09-200-010 (AFFECTS REMAINDER OF TRACT 2)

2.	TAXES FOR THE YEAR 2017.

2017 TAXES NOT YET DUE AND PAYABLE.

PERMANENT INDEX NUMBER(S): 04-10-04-400-002

NOTE: 2016 FIRST INSTALLMENT IN THE AMOUNT OF $50,019.59 IS PAID.

NOTE: 2016 FINAL INSTALLMENT IN THE AMOUNT OF $50.019.59 IS PAID.

3.	TAXES FOR THE YEAR 2017.

2017 TAXES NOT YET DUE AND PAYABLE.

PERMANENT INDEX NUMBER(S): 10-10-09-200-001

NOTE: 2016 FIRST INSTALLMENT IN THE AMOUNT OF $1,470.68 IS PAID.

NOTE: 2016 FINAL INSTALLMENT IN THE AMOUNT OF $1,470.68 IS PAID.

4.	TAXES FOR THE YEAR 2017.

2017 TAXES NOT YET DUE AND PAYABLE.

PERMANENT INDEX NUMBER(S): 10-10-09-200-010

NOTE: 2016 FIRST INSTALLMENT IN THE AMOUNT OF $344.16 IS PAID.

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NOTE: 2016 FINAL INSTALLMENT IN THE AMOUNT OF $344.16 IS PAID.

5.	EASEMENT IN FAVOR OF CENTRAL ILLINOIS LIGHT COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED MARCH 5, 1964 IN VOLUME 700, PAGE 383.

(SEE DOCUMENT FOR EXACT LOCATION)

6.	EASEMENT IN FAVOR OF CENTRAL ILLINOIS LIGHT COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED MARCH 10, 1964 IN VOLUME 700, PAGE 619.

(SEE DOCUMENT FOR EXACT LOCATION)

7.	EASEMENT IN FAVOR OF THE PEORIA AND EASTERN RAILWAY COMPANY FOR THE PURPOSE OF CONSTRUCTION, MAINTENANCE, REPAIR, RENEWAL, OPERATION AND USE OF A RAILWAY TRACK OR TRACKS RECORDED/FILED SEPTEMBER 2, 1964 IN VOLUME 711, PAGE 241, AND THE TERMS AND PROVISIONS CONTAINED THEREIN.

(SEE DOCUMENT FOR EXACT LOCATION)

8.	EASEMENT IN FAVOR OF CENTRAL ILLINOIS LIGHT COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED DECEMBER 2, 1970 IN BOOK 853, PAGE 474.

(SEE DOCUMENT FOR EXACT LOCATION)

9.	EASEMENT IN FAVOR OF CENTRAL ILLINOIS LIGHT COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED DECEMBER 12, 1986 IN BOOK 2901, PAGE 109.

(SEE DOCUMENT FOR EXACT LOCATION)

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10.	EASEMENT IN FAVOR OF CENTRAL ILLINOIS LIGHT COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED AUGUST 7, 1996 AS DOCUMENT NO. 9615914.

(SEE DOCUMENT FOR EXACT LOCATION)

11.	RIGHTS OF WAY FOR RAILROADS, SWITCH TRACKS OR SPUR TRACKS, IF ANY, AND RIGHT OF THE RAILROAD COMPANY TO THE USE, OPERATION, MAINTENANCE AND REPAIR OF SAME.

12.	RIGHT OF THE UNITED STATES OF AMERICA, THE STATE OF ILLINOIS, THE MUNICIPALITY AND THE PUBLIC IN AND TO THAT PART OF THE LAND, IF ANY, FALLING WITHIN THE BED OF THE ILLINOIS RIVER; ALSO, RIGHTS OF PROPERTY OWNERS IN AND TO THE FREE AND UNOBSTRUCTED FLOW OF THE WATERS OF SAID RIVER.

13.	ENCROACHMENTS AS DISCLOSED BY PLAT OF SURVEY OF THE LAND DATED JULY 17, 2017, LAST REVISED SEPTEMBER 13, 2017 (FIELD WORK JUNE 13, 2017) PERFORMED BY XCEL CONSULTANTS, INC. (MKA ASSOCIATES, INC. PROJECT NO. 6064-17-4573):

(a)	FENCE ENCROACHES UP TO 53.0 FEET WESTERLY OF THE SUBJECT PROPERTY.

(b)	FENCE ENCROACHES UP TO 13.6 FEET WESTERLY OF THE SUBJECT PROPERTY.

(c)	STORAGE STRUCTURE ENCROACHES UP TO 16.6 FEET WESTERLY OF THE SUBJECT PROPERTY.

(d)	CONCRETE ENCROACHES UP TO 21.4 FEET WESTERLY OF THE SUBJECT PROPERTY.

(e)	STORAGE STRUCTURE ENCROACHES UP TO 14.9 FEET WESTERLY OF THE SUBJECT PROPERTY.

(f)	CONCRETE ENCROACHES UP TO 17.9 FEET WESTERLY OF THE SUBJECT PROPERTY.

(g)	WALL ENCROACHES UP TO 23.4 FEET WESTERLY OF THE SUBJECT PROPERTY.

(h)	CONCRETE ENCROACHES UP TO 27.2 FEET WESTERLY OF THE SUBJECT PROPERTY.

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(i)	WALL ENCROACHES UP TO 44.0 FEET WESTERLY OF THE SUBJECT PROPERTY.

(j)	FENCE ENCROACHES UP TO 9.4 FEET WESTERLY OF THE SUBJECT PROPERTY.

(k)	FENCE ENCROACHES UP TO 25.6 FEET WESTERLY OF THE SUBJECT PROPERTY.

(l)	DOCK ENCROACHES UP TO 271.0 FEET WESTERLY OF THE SUBJECT PROPERTY.

(m)	CONCRETE ENCROACHES UP TO 9.6 FEET WESTERLY OF THE SUBJECT PROPERTY.

(n)	WALL ENCROACHES UP TO 67.3 FEET NORTHWEST OF THE SUBJECT PROPERTY.

(o)	FENCE ENCROACHES UP TO 24.5 FEET SOUTH, FOR A DISTANCE OF 299.5 FEET, OF THE SUBJECT PROPERTY.

SEE SAID PLAT OF SURVEY FOR DETAILS.

14.	UNRECORDED TRACK LEASE DATED APRIL 1, 2008 BY AND BETWEEN TAZEWELL & PEORIA RAILROAD, INC., AS LESSOR, AND MGP INGREDIENTS, INC., AS LESSEE, AS DISCLOSED BY DEED FROM MGP INGREDIENTS, INC. TO ILLINOIS CORN PROCESSING, LLC, RECORDED DECEMBER 4, 2009 AS DOCUMENT NO. 200900028004.

15.	RIGHTS OF THE PUBLIC, THE STATE OF ILLINOIS, THE MUNICIPALITY, AND PUBLIC AND QUASI-PUBLIC UTILITIES IN AND TO THAT PART OF TRACT II FALLING IN DISTILLERY ROAD AND THE INTERSECTION OF DISTILLERY ROAD AND SOUTH FRONT STREET, AS SHOWN ON PLAT OF SURVEY OF THE LAND DATED JULY 17, 2017, LAST REVISED SEPTEMBER 13, 2017 (FIELD WORK JUNE 13, 2017) PERFORMED BY XCEL CONSULTANTS, INC. (MKA ASSOCIATES, INC. PROJECT NO. 6064-17-4573).

16.	RIGHTS OF THE PUBLIC, THE STATE OF ILLINOIS, THE MUNICIPALITY, AND PUBLIC AND QUASI-PUBLIC UTILITIES IN AND TO THAT PART OF TRACT II FALLING IN SOUTH FRONT STREET, SHOWN AS A PUBLIC WAY AS REFLECTED ON THE TAZEWELL COUNTY GIS MAP (WHICH MAY BE SOUTH FRONT STREET AS SHOWN ON PLAT RECORDED ON PAGE 57 OF PLAT BOOK "B").

Property Address:

1301 South Front Street

Pekin, Illinois 61555

Tax parcel numbers:

04-10-04-400-002

10-10-09-200-001

10-10-09-200-010

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EXHIBIT B

1.                  The “Obligations” as described in the Definitions section above include without limitation the following promissory note(s):

Note Date	Principal Amount	Maturity Date
September 15, 2017	$24,000,000	September 20, 2021
September 15, 2017	$18,000,000	September 1, 2022

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